UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 30, 2026

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 6, 2026, Boxlight Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting, among other things, the Company’s entry into the Series D SPA Amendment, the Series E SPA and the Series E RRA, and the execution and delivery of a Consent, Waiver and Ratification, dated as of October 6, 2026, by the holders of a majority of the outstanding shares of Series D Preferred Stock (the “Original Series D Consent”), a copy of which was filed as Exhibit 10.4 to the Original Form 8-K. Capitalized terms used but not defined in this Amendment No. 1 have the meanings given to them in the Original Form 8-K, or, if not defined therein, in the Revised Series D Consent (as defined below).

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to report that, on October 9, 2026, the Company, the Series D Majority Holders and J.J. Astor & Co., a Utah corporation (“J.J. Astor”), executed and delivered a revised Consent, Waiver and Ratification (the “Revised Series D Consent”), which replaces the Original Series D Consent in its entirety. This Amendment (i) amends and restates in its entirety the portion of Item 1.01 of the Original Form 8-K captioned “Series D - Consent, Waiver and Ratification,” (ii) supplements Item 3.03 of the Original Form 8-K, and (iii) amends Item 9.01 of the Original Form 8-K to file the Revised Series D Consent as Exhibit 10.4, which replaces Exhibit 10.4 to the Original Form 8-K.

Except as described in this Amendment, this Amendment does not amend, modify or update any other disclosure contained in the Original Form 8-K, and the Original Form 8-K continues to speak as of its date. This Amendment should be read together with the Original Form 8-K.

1

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2026, the Company, the Series D Majority Holders and J.J. Astor executed and delivered the Revised Series D Consent, effective as of September 30, 2026. The Revised Series D Consent amends the Original Series D Consent to, among other things:

(a) extend the consent to the Series E CoD itself, consent to the execution and delivery (rather than the execution, delivery and performance) of the Series E Documents, and add the acknowledgment that the Series E Preferred Stock is the only series of the Company’s preferred stock with “as converted” voting rights;

(b) narrow the most-favored-nation waiver to the voting rights provided for as a term of the Series E Preferred Stock (rather than any right to receive voting rights or any other term of the Series E Preferred Stock), and no longer waive participation, equal-treatment or similar rights;

(c) replace the broad waiver of any breach, Event of Default, Default Premium, Default Dividend or other remedy arising from the Series E transaction with a limited waiver, subject to carve-outs;

(d) remove the consent to register the Series E Conversion Shares, including by pre-effective amendment to the Company’s Registration Statement on Form S-1 filed with the SEC on September 22, 2026, and instead restrict registration of the Series E Conversion Shares;

(e) add the conversion limitation on the Series E Preferred Stock and the related consent and waiver of J.J. Astor as the holder of the Series E Preferred Stock; and

(f) add a reservation of rights by the Series D Majority Holders and provisions protecting J.J. Astor.

Michael Pope, the Chairman of the Board, is also the Chief Executive Officer of J.J. Astor and executed the acknowledgment of the Revised Series D Consent on behalf of J.J. Astor.

The foregoing description of the Revised Series D Consent does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Series D Consent, a copy of which is filed as Exhibit 10.4 to this Amendment and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Amendment regarding the Revised Series D Consent is incorporated herein by reference. The conversion limitation and registration restrictions agreed to by J.J. Astor in the Revised Series D Consent modify, as between the Company, the Series D Majority Holders and J.J. Astor, the conversion and registration rights of the Series E Preferred Stock described in Items 1.01, 3.03 and 5.03 of the Original Form 8-K. In particular, notwithstanding the Series E CoD, the Series E Preferred Stock may not be converted until the earlier of (i) such time as no shares of Series D Preferred Stock remain outstanding and (ii) the date on which a registration statement covering the resale of all shares of Class A Common Stock issuable upon conversion of the Series D Preferred Stock has been declared effective and the Required Stockholder Approvals have been obtained.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Item 9.01 of the Original Form 8-K is hereby amended to file the following exhibit, which replaces Exhibit 10.4 to the Original Form 8-K.

Exhibit No.	Description
10.4	Consent, Waiver and Ratification of Holders of Series D Convertible Preferred Stock of Boxlight Corporation, effective as of September 30, 2026, among the Series D Majority Holders, acknowledged and agreed by Boxlight Corporation and J.J. Astor & Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026	BOXLIGHT CORPORATION

	By:	/s/ Jennifer Grabow
	Name:	Jennifer Grabow
	Title:	Interim Chief Financial Officer

3